UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 7, 2004

(Date of earliest event reported)

BIOPURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	011-15167	04-2836871

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Hurley Street, Cambridge, Massachusetts 02141

(Address of principal executive offices, including zip code)

(617) 234-6500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On October 7, 2004, Biopure Corporation mailed a letter to its stockholders as of September 30, 2004.

     The purpose of this report is to file the letter as an exhibit.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Letter dated October 1, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIOPURE CORPORATION
Date: October 7, 2004	By:	/s/ Francis H. Murphy
Francis H. Murphy
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Letter to stockholders mailed October 7, 2004